VOYA SERIES FUND, INC.

Voya Global Target Payment Fund

(the “Fund)

Supplement dated April 30, 2018

to the Fund’s Class A, Class C, Class I, Class R, Class R6, Class T and Class W

Prospectus each dated February 28, 2018

(each a “Prospectus” and collectively the “Prospectuses”)

On March 15, 2018, the Fund’s Board of Directors (the “Board”) approved changes with respect to the Fund’s principal investment strategies and portfolio managers.

Effective on or about May 1, 2018, the Fund’s Prospectuses are revised as follows:

1.	The sixth paragraph in the section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is deleted and replaced with the following:

In addition to investing in the Underlying Funds, the Fund may also invest up to 20% of its total assets in Underlying Funds not affiliated with the investment adviser, including exchange-traded funds, to make tactical allocations and/or to gain exposure to equity securities, fixed-income securities or alternative strategies. The Fund may invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations, as a substitute for taking a position in the underlying asset, to earn income, and to assist in managing cash.

2.	The sub-section entitled “Portfolio Management – Portfolio Managers” of the Fund’s Prospectuses, is hereby deleted in its entirety and replaced with the following:
	Portfolio Managers Jody Hrazaneck Portfolio Manager (since 12/15) Paul Zemsky, CFA Portfolio Manager (since 08/08)	Barbara Reinhard, CFA Portfolio Manager (since 05/18)
3.	The following paragraph is added to the sub-section entitled “Management of the Fund – The Sub-Advisers and Portfolio Managers” of the Fund’s Prospectus:

Barbara Reinhard CFA, Portfolio Manager, joined Voya in 2016. Ms. Reinhard is the head of asset allocation for Multi-Asset Strategies and Solutions (“MASS”) at Voya Investment Management. In this role, she is responsible for strategic and tactical asset allocation decisions for the MASS team’s multi-asset strategies. Prior to joining Voya, Ms. Reinhard was the chief investment officer for Credit Suisse Private Bank in the Americas from 2011 to 2016. In that role, she managed discretionary multi-asset portfolios, was a member of the global asset allocation committee, and the pension investment committee. Prior to that, Ms. Reinhard spent 20 years of her career at Morgan Stanley.

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VOYA SERIES FUND, INC.

Voya Global Target Payment Fund

(the “Fund”)

Supplement dated April 30, 2018

to the Fund’s Class A, Class C, Class I, Class R, Class R6, Class T and Class W

Statement of Additional Information (the “SAI”)

dated February 28, 2018

On March 15, 2018, the Fund’s Board of Directors (the “Board”) approved changes with respect to the Fund’s principal investment strategies and portfolio managers.

Effective on or about May 1, 2018, the Fund’s SAI is revised as follows:

1.

The tables in the sub-sections entitled “Other Accounts Managed” and “Ownership of Securities” under the section entitled “Portfolio Management” in the Fund’s SAI is hereby amended to include the following:

Other Accounts Managed

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Barbara Reinhard[1]	8	$7,645,744,820	0	$0	0	$0

1 As of December 31, 2017

Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Barbara Reinhard, CFA	None

Portfolio Manager	Dollar Range of Fund Shares Allocated Under Deferred Compensation
Barbara Reinhard, CFA	None

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